UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2019

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts 01851
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 15, 2019, John Croteau resigned from his roles as President and Chief Executive Officer of MACOM Technology Solutions Holdings, Inc. (the “Company”) and from the Company’s Board of Directors. On July 11, 2019, MACOM Technology Solutions Inc., a wholly-owned subsidiary of the Company (together with the Company and its other affiliates, “MACOM”), and Mr. Croteau entered into a letter agreement regarding the terms of Mr. Croteau’s transition (the “Separation Agreement”), pursuant to which Mr. Croteau will receive severance consisting of severance benefits set forth in the letter from MACOM to Mr. Croteau dated September 6, 2012 regarding an Offer of Employment with MACOM, including (i) twelve months of base salary equaling $689,585.00, (ii) reimbursement for premiums for the continuation of coverage under MACOM’s medical and dental plans for Mr. Croteau and his dependents and (iii) twelve months of accelerated vesting credit against any outstanding equity grants the vesting of which is based solely on continued employment or service, subject to Mr. Croteau’s execution and non-revocation of the Separation Agreement and the General Release Agreement attached thereto. In exchange for such severance, Mr. Croteau agreed to release claims against MACOM and to comply with certain restrictive covenants, including confidentiality, invention assignment, non-solicitation and non-interference, as set forth in the Separation Agreement and the Employee Confidentiality and Invention Assignment Agreement in Connection with Severance and General Release Agreement attached to the Separation Agreement.

This summary of the Separation Agreement and attachments thereto does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: July 16, 2019	By:	/s/ Ambra R. Roth
Ambra R. Roth
Vice President, General Counsel and Secretary